United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

RADIOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23311 (Commission File Number)	75-2648089 (I.R.S. Employer Identification Number)

3600 JP Morgan Chase Tower
2200 Ross Avenue
Dallas, Texas 75201-2776
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 303-2776

Radiologix, Inc.
Current Report on Form 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release issued by the Registrant on August 5, 2004, relating to Radiologix, Inc.’s financial results for the quarter ended June 30, 2004, and financial guidance for the remainder of 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 5, 2004, the Registrant announced financial results for its second quarter ended June 30, 2004, and provided financial guidance for the remainder of 2004. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and incorporated here by reference.

     The press release furnished as Exhibit 99.1 contains certain non-GAAP financial measures used as analytical indicators by the Registrant’s management and the healthcare industry to assess the Registrant’s business performance. These measures also serve in assessing leverage capacity and the ability to service debt. The Registrant believes this information is useful to investors and other interested parties. Such information should not be considered as a substitute for any measures calculated in accordance with GAAP, and may not be comparable to other similarly titled measures of other companies. Reconciliation of this information to the most comparable GAAP measures is included in the release.

     The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2004

RADIOLOGIX, INC.
By:	/s/ Richard J. Sabolik
Richard J. Sabolik
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits
99.1	Press Release issued by the Registrant on August 5, 2004, relating to Radiologix, Inc.’s financial results for the quarter ended June 30, 2004, and financial guidance for the remainder of 2004.